UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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CANNAPHARMARX, INC.

(a Delaware corporation)

Notice of Annual Shareholder Meeting

and

Proxy Statement

CANNAPHARMARX, INC.

Suite 206

1180 Sunset Drive

Kelowna, BC, Canada Z1Y 9W6

May 1, 2019

To our Stockholders:

On behalf of our Board of Directors, I cordially invite you to attend our 2019 Annual Meeting of Stockholders. This meeting will be held at our principal place of business, Suite 206, 1180 Sunset Drive, Kelowna, British Columbia, Canada Z1Y 9W6 on Friday, June 21, 2019, at 10:00 a.m., local time. During the meeting, we will discuss the items of business described in the accompanying Notice of Annual Meeting and Proxy Statement, update you on important developments in our business and respond to any questions that you may have about us.

Information about the matters to be acted upon at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement. Included with this Proxy Statement please find your proxy card instructions for voting. You are being asked to elect directors, ratify the appointment of our auditors and conduct any other business properly raised at the meeting or any adjournments or postponements thereof.

Your vote is very important. Please take a moment now to cast your vote whether you plan to attend the meeting by completing, signing, dating and returning the enclosed proxy using the enclosed self-addressed, stamped envelope. You may still vote in person at the meeting, even if you return a proxy.

I look forward to seeing you at the meeting.

Yours truly,

Dominic Colvin
Chairperson of the Board of Directors

CANNAPHARMARX, INC.

Suite 206

1180 Sunset Drive

Kelowna, BC, Canada Z1Y 9W6

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 21, 2019

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held June 21, 2019

The Notice of 2019 Annual Meeting, Proxy Statement and 2018 Annual Report

to Shareholders are available at www.Cannapharmarx.com /proxy.

To the Shareholders of CANNAPHARMARX, INC.

Pursuant to the Company’s Bylaws, please take notice that an Annual Meeting of Shareholders of Cannapharmarx, Inc. will be held at the Company’s principal place of business located at Suite 206, 1180 Sunset Drive, Kelowna, British Columbia, Canada Z1Y 9W6 on Friday, June 21, 2019, at 10:00 a.m. local time and vote on the following matters:

1.	To elect five (5) persons to our Board of Directors to serve for a term of one year;

2.	To ratify the appointment of BF Borgers CPA P.C. as the Company’s independent registered public accountant to audit the Company’s financial books and records for its fiscal year ending December 31, 2019;

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

April 30, 2019 has been fixed as the record date of the shareholders entitled to vote at the meeting and only holders of shares of Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock of record at the close of business on that day will be entitled to vote. The stock transfer books will not be closed.

All shareholders are cordially invited to attend the meeting. To insure your representation at the meeting, please complete and promptly mail your proxy, which is solicited by the Board of Directors, in the return envelope provided. If desired, you may also complete your proxy card, scan it as a PDF or JPEG file, and send it to proxy@Cannapharmarx.com no later than June 20, 2019. Submission of your proxy by mail or email will not prevent you from voting in person, should you so desire, but will help to secure a quorum and avoid added solicitation costs.

By Order of the Board of Directors

Dominic Colvin, Chairperson of the Board of Directors

Dated: May 1, 2019

Please date and sign the accompanying Proxy Card

and either mail or email it promptly to the Street or E-Mail address as provided herein. If by regular mail, please send to the attention of John Cassels, Secretary,

Cannapharmarx Inc., 3600, 888 3rd street, calgary, ab canada

t2p 5c5, or to 2 Park Plaza, Suite 1200B, Irvine, CA 92614

Proxies man also be emailed to: proxy@cannapharmarx.com

Votes not received via mail or email by June 20, 2019 will be considered to be non-timely and may, at the determination of the Chairperson not be included for consideration

Cannapharmarx, Inc.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 21, 2019

This Proxy Statement is furnished in conjunction with the solicitation of proxies by the Board of Directors of Cannapharmarx, Inc., a Delaware corporation (the “Company”), to be used at the Company’s Annual Meeting of Shareholders (the “Meeting”) to be held on Friday, June 21, 2019, at 10:00 a.m. at the Company’s principal place of business located at1180 Sunset Drive, Kelowna, British Columbia, Canada Z1Y 9W6, and at any adjournments or postponements thereof.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What will stockholders be voting on at the Meeting?

1.	To elect five (5) persons to our Board of Directors, each to serve for a term of one year;

2.	To ratify the appointment of BF Borgers, CPA P.C. as the Company’s independent registered public accountant to audit the Company’s financial books and records for its fiscal year ending December 31, 2019;

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Who is entitled to vote at the Meeting and how many votes do they have?

Common stockholders of record at the close of business on the Record Date, April 30, 2019, may vote at the Meeting. Each share of Common Stock has one vote. There were 26,798,371 shares of our Common Stock, 60,000 shares of Series “A” Convertible Preferred Stock and 183,000 shares of Series “B” Convertible Preferred Stock outstanding on the Record Date. Each share of Series “A” Convertible Preferred Stock entitles the holder thereof to 1,250 votes on all matters submitted to a vote of the shareholders. Each share of Common Stock and Series B Convertible Preferred Stock entitles the holder to 1 vote.

What percentage of our Common Stock do the directors and executive officers own?

Our current Board of Directors owns 60.7% of our issued and outstanding voting stock in the aggregate.

How do I vote?

You must be present, or represented by proxy, at the Meeting to vote your shares. Even if you plan to attend the Meeting, we encourage you to vote your shares by proxy. Since we expect that many of our common stockholders will be unable to attend the Meeting in person, we send proxy cards to all our common stockholders to enable them to vote either by direct mail, email submission, or via delivered electronic means.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. If you complete and return the enclosed proxy card, your shares will be voted in accordance with your instructions by the proxies identified on the proxy card.

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By completing and returning this proxy card, who am I designating as my proxy?

You will be designating Dominic Colvin, our Chief Executive Officer as your proxy. He may act on your behalf and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

Your proxy will vote according to the instructions on your proxy card.

We do not intend to bring any other matter for a vote at the Meeting, and we do not know of anyone else who intends to do so. However, your proxies are authorized to vote on your behalf, in their discretion, on any other business that properly comes before the Meeting or any adjournments or postponements thereof.

How do I vote using my proxy card?

Simply complete, sign and date the enclosed proxy card and return it in the postage-paid, self-addressed envelope provided or via email (PDF or JPEG format attachment) to proxy@Cannapharmarx.com.

How do I change or revoke my proxy?

You may change or revoke your proxy at any time before your shares are voted at the Meeting by:

•	executing and delivering another later dated proxy card;

•	notifying the Company’s Corporate Secretary, in writing at that you are changing or revoking your proxy; or

•	attending and voting by ballot in person at the Meeting.

Attendance at the Meeting will not itself revoke a proxy. All signed proxies that have not been revoked will be voted at the Meeting. If your proxy contains any specific instructions, they will be followed.

Who will count the votes?

An inspector of election designated by the Board will count the votes.

What constitutes a quorum?

A quorum, which is necessary to conduct business at the Meeting, constitutes a majority of the outstanding shares of our Common Stock entitled to be cast at the Meeting, present in person or represented by proxy. If you sign and return your proxy card, your shares will be counted in determining the presence of a quorum, even if you withhold your vote or abstain from voting. If a quorum is not present at the Meeting, the Chairperson of the Meeting or the stockholders present in person or by proxy may adjourn the Meeting to a date not more than 120 days after the Record Date, until a quorum is present.

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What are my voting choices when voting on director nominees, and what vote is needed to elect directors?

When voting on the election of director nominees to serve until the 2020 Annual Meeting of Stockholders and until their successors are elected, you may:

•	vote in favor of all nominees;

•	withhold votes as to all nominees; or

•	withhold votes as to one or more specific nominees.

A nominee is elected to the Board if a plurality of votes cast in the election of directors is cast “for” the nominee. Any votes withheld will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal. In the event that any nominee for director is unavailable for election, the Board may either reduce the number of directors or choose a substitute nominee. If the Board chooses a substitute nominee, the shares represented by a proxy will be voted for the substitute nominee, unless other instructions are given in the proxy.

The Board recommends that the stockholders vote “FOR” all of the nominees.

What vote is required to approve each Proposal?

Proposal No. l. Election of Directors. The election of each director nominee requires the affirmative vote of a plurality of the votes cast, if a quorum is present, in the election of directors.

Proposal No. 2. Ratification of Auditors. An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for ratification of the selection of BF Borgers, CPA P.C., as independent auditors for the fiscal year ending December 31, 2019.

What are my voting choices when voting on the ratification of the appointment of BF Borgers, CPA P.C. as our independent registered public accounting firm?

When voting on the ratification of the appointment of BF Borgers, CPA P.C. as our independent registered public accounting firm, you may:

•	vote in favor of the ratification;

•	vote against the ratification; or

•	abstain from voting.

The affirmative vote of a majority of the votes cast is required for approval of the ratification of BF Borgers, CPA P.C. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the ratification of BF Borgers, CPA P.C.

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What if I do not specify a choice for a matter when returning a proxy?

If you sign your proxy but do not give voting instructions, the individuals named as proxy holders on the proxy card will vote “FOR” the election of all nominees and “FOR” the ratification of BF Borgers, CPA P.C. and in their discretion on any other matters that may properly come before the Meeting.

Will my shares be voted if I do not provide my proxy or vote at the Meeting?

If you do not provide your proxy or vote at the Meeting and you are a stockholder whose shares of Common Stock are registered directly in your name with our transfer agent (Mountain Share Transfer, LLC.), your shares of Common Stock will not be voted.

If you do not provide your proxy or vote at the Meeting and you are a stockholder whose shares of Common Stock are held in street name with a bank, brokerage firm or other nominee (i.e., in “street name”), your nominee may vote your shares in its discretion on the proposal to elect directors and the proposals to ratify BF Borgers, CPA P.C. The election of directors and the ratification of our independent registered public accounting firm are “routine matters” on which nominees are permitted to vote on behalf of their clients if no voting instructions are furnished.

Who is soliciting my proxy, how is it being solicited and who pays the cost?

The Board is soliciting your proxy for the Meeting. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone, facsimile or other electronic means. We pay the cost of soliciting proxies and may use employees to solicit proxies and also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our Common Stock.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means you have multiple accounts with our transfer agent, and to vote all your shares you will need to sign and return all proxy cards.

May stockholders ask questions at the Meeting?

Yes. At the end of the meeting our representatives will answer questions from stockholders.

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PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the ownership of Common Stock as of the date of this Proxy Statement, by (i) each person known to us to own more than 5% of our outstanding Common Stock as of the date of this Proxy Statement, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group.  Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power. The address for each Beneficial Owner named is the address of our principal executive office. The percentage of ownership is based upon 26,798,371 Common Shares, 60,000 Series A Convertible Preferred Shares and 183,000 Series B Convertible Preferred Shares issued and outstanding as of the date hereof.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common and Series A Preferred	Dominic Colvin(1) Suite 206 1180 Sunset Drive Kelowna, BC, Canada Z1Y 9W6	7,988,963(2)(3)(4)	7.8%

Series A Preferred	James Samuelson(1) 2 Park Plaza Suite 1200B Irvine, CA 92614	18,437,500(2)	18.1%

Series A Preferred	Matt Nicosia(1) 2 Park Plaza Suite 1200B Irvine, CA 92614	20,000,000(2)(5)	19.6%

Common and Series A Preferred	Gary Herick 2 Park Plaza Suite 1200B Irvine, CA 92614	21,240,000(2)(3)(4)	20.8%

Series A Preferred	Marc Branson(1) Suite 206 1180 Sunset Drive Kelowna, BC, Canada Z1Y 9W6	500,000(2)	*

Series A Preferred	Richard Orman(1) Suite 206 1180 Sunset Drive Kelowna, BC, Canada Z1Y 9W6	5,000,000	4.9%

Series A Preferred	Andrew Steedman(1) Suite 206 1180 Sunset Drive Kelowna, BC, Canada Z1Y 9W6	5,000,000	4.9%

Series A Preferred	John Cassels(1) Suite 206 1180 Sunset Drive Kelowna, BC, Canada Z1Y 9W6	5,000,000	4.9%

Common and Series A Preferred	All Officers and Directors as a Group (7 persons)	61.926,463(2)	60.7%

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*	Less than 1%.

(1)	Officer and/or Director of the Company.
(2)	Includes shares of Series A Convertible Preferred Stock, each share of which entitles the holder thereof to 1,250 votes on all submitted to a vote of the shareholders.
(3)	Includes 15,600 shares of Series A Preferred Stock, 340,000 shares held in his name, 600,000 shares of Common Stock held in the name of companies owned and controlled by Mr. Herick, as well 800,000 shares held in the name of his immediate family members. Does not include 750,000 shares subject to option.
(4)	Mr. Herick resigned his position as our Chief Financial Officer and a Director in April 2019.
(5)	These shares are owned by OCIFG, Inc. which is a company owned by a trust to which Mr. Nicosia is trustee. As such he controls the disposition of these shares.

The primary responsibility of the Board is to foster the long-term success of the Company consistent with its fiduciary duty to the stockholders. The Board has responsibility for establishing broad corporate policies, setting strategic direction, and overseeing management, which is responsible for the day-to-day operations of the Company. In fulfilling this role, each director must act in good faith in a manner he reasonably believes to be in the best interests of the Company with the care an ordinarily prudent person in a like position would use under similar circumstances. The directors are regularly kept informed about our business at meetings of the Board and through supplemental reports and communications.

The Board held two meetings in FY 2018 and took action by consent pursuant to the laws of the State of Delaware on seven (7) occasions. Directors are expected to attend Board meetings, the Annual Meeting of Stockholders and meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. During 2018, each nominee for a director who was a director during 2018 attended more than 75% of the aggregate number of meetings of the Board.

Communications with the Board

Stockholders and other interested parties who wish to communicate with the Board may do so by writing to:

Dominic Colvin, CEO

Cannapharmarx, Inc.

Suite 206

1180 Sunset Drive

Kelowna, BC, Canada Z1Y 9W6

Committees of the Board

As of the date of this Proxy Statement the Company has not established any committees but expects to do so in the immediate future.

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PROPOSAL 1—ELECTION OF DIRECTORS

In accordance with our current Bylaws, Board members are elected to one-year terms. Our Bylaws provide for the election of directors at the Annual Meeting of shareholders. Each director serves until his or her successor is elected and qualified, or until his or her resignation or removal. Directors are elected by a plurality of the votes cast, so that only votes cast “for” directors are counted in determining which directors are elected.

The size of the Board of Directors will remain as previously set at five directors, all of whom are running for re-election. Therefore, the five directors receiving the most votes “for” will be elected. Broker non-votes (if any) and withheld votes will be treated as shares present for purposes of determining the presence of a quorum but will have no effect on the vote for the election of directors. Information with respect to the nominees proposed for election is set forth below.

The Board of Directors recommends a vote FOR the director nominees. The persons named in the accompanying proxy card will vote for the election of the nominees named in this proxy statement unless shareholders specify otherwise in their proxies. If any nominee at the time of election is unable to serve, or otherwise is unavailable for election, and if other nominees are designated by the Board of Directors, the persons named as proxy holders on the accompanying proxy card intend to vote for such nominees. Management is not aware of the existence of any circumstance which would render the nominees named below unavailable for election. All of the nominees are currently directors of the Company.

Nominees for Directors

Set forth below are the names and ages of the nominees for directors of our Company.

Dominick Colvin, 51, was appointed as our Chief Executive Officer, President and a director in April 2018. He resigned these positions in November 2018 but was re-appointed to these positions again in February 2019. In addition to his positions with our Company, since June 2007 Mr. Colvin has been President of PLC International Investments, Inc., a private held Canadian company engaged in power production, oil and coal mining.

Matthew Nicosia, 44, was appointed as a director of our Company in April 2018. Since November 2006, Mr. Nicosia has also been the Chairman and CEO of Vivakor Inc., a Nevada corporation based in Irvine, CA, whose common stock trades on the OTC Markets, which is an asset acquisition company focused on the natural resources and precious metals industry. In addition, from January 2011 through March 2012, Mr. Nicosia was founder, Chairman and CEO of Regeneca, Inc. a Southern California-based skin care company, which produced consumer, prescription and OTC products distributed through plastic surgeons and dermatologists as well as through retail and other mass-marketing channels. Mr. Nicosia received his Bachelor of Arts degree in International Relations and Portuguese from Brigham Young University in 1997 and an MBA from Pepperdine University in 2002.  Mr. Nicosia is fluent in Portuguese and Spanish.

James Samuelson, 49, was appointed as a director of our Company in April 2018. In November 2018, he was appointed as our President and CEO, positions he held until February 2019, when he resigned his positions as an officer of our Company but has remained as a director. Since June 2017, Mr. Samuelson has served as a consultant to Vivakor, Inc., a Nevada corporation based in Irvine, CA, whose common stock trades on the OTC Markets which is an asset acquisition company focused on the natural resources and precious metals industry. From January 2006 to June 2016, Mr. Samuelson served as CEO and President of Mid-America Renewable Fuels, Inc., a privately held company engaged in the development and acquisition of renewable energy facilities. Prior to 2006, Mr. Samuelson served as the Chief Financial Officer of a publicly traded technology company headquartered in Berlin, Germany and worked as an investment banker in Paris, France and Vienna, Austria. Mr. Samuelson received a B.S.B.A. in 1992 and a MBA in 1996, both from Creighton University.

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Marc Branson, 43 was appointed as a director of our Company in April 2019. In addition, since January 2018 has the owner and co-founder of Titan Technologies, Inc., Vancouver, British Columbia, Canada, a development stage privately held technology company focused on AI powered block chain solutions for businesses. Since October 2016 he has also been the President and director of Catalina Gold Corp., a publicly traded Canadian company. Previously, from October 2013 through June 2015 he was President and a director of Lightning Ventures Inc., a publicly held manufacturer and distributor of specialty oil and gas products. Since 2007 he has also been President and a director of CapWest Investments., a private investment corporation that focuses on development stage companies. He received a degree in International Business from Open Learning University in 2000 and received a Business Management certificate from Capilano College in 1997.

Richard D. Orman, 70, was appointed as a director of our Company in April 2019. In addition, he is currently the President of PLM Consultants, LTD, Calgary, Alverta, Canada, a privately held business consulting company, a position he has held since 1982. In 1986 Mr. Orman was elected to the Legislative Assembly of Alberta and was appointed to the provincial cabinet as Minister of Career Development and Employment. In 1988 he was appointed Minister of Labour. He was re-elected in 1989 and was then appointed Minster of Energy. He has over 35 years of experience with publicly traded companies in Canada, including Chairman and CEO of Kappa Energy Company, Inc., from 19914 to2001, a director of Vanguard Oil Corp. from 1998 through 2001, and Executive Vice Chairman of Exceed Energy Company, Inc. from 2003 through 2005, Each of the aforesaid companies had their securities traded on the Toronto Stock Exchange. In addition, he was Vice Chairman of Novatel Inc., a company traded on NASDAQ from 2004 through 2007 and from 2007 through 2011 he was the lead director of Daylight Energy Ltd, also traded on the TSX. From 2015 through February 2019 he was a consultant and senior counsel at Canadian Strategy Group, a government relations firm located in Edmonton, Alberta. In 2012 he was elected to the Board of Directors and currently services as Chairman of the Board of Wescan Energy Corp. a company traded on the TSX. In 2016 he was elected and currently serves an independent non-executive director of Persta Resources, Inc., a company traded on the Hong Kong Stock Exchange. Mr. Orman received a Bachelor of Arts degree with honors from Eastern Washington University in 1971.

All of the directors nominated to serve as directors are directors presently. We did not utilize any third-party search firms to assist in identifying potential director candidates during FY 2018. The Board has affirmatively determined that each of the following nominees for director is independent: Mr. Orman and Mr. Branson. Dominic Colvin is currently our President and CEO, as well as a director of our Company. Messrs. Samuelson and Nicosia are currently directors and principal shareholders.

Each of the above persons, if elected, will serve as directors until the Annual Meeting of Stockholders held in 2020 and the election and qualification of the director’s respective successor or until the director’s earlier death, removal or resignation.

All nominees have consented to be named and have agreed to serve if elected. Although it is not anticipated that any of the persons named above will be unable or unwilling to stand for reelection, a proxy, in the event of such occurrence, may be voted for a substitute nominee to be designated by the Board, or, as an alternative, the Board may reduce the number of directors to be elected at the Meeting or leave the position(s) vacant.

Director Compensation

We paid each of our current officers and directors a one-time fee of $27,500 in 2018.

Our directors did not receive any compensation during the years ended December 31, 2017 and 2016, in consideration for their services rendered in their capacity as directors. and no arrangements are presently in place regarding compensation to directors for their services as directors or for committee participation or special assignments. We did not pay any directors fees for meeting attendance.

We do not believe risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect upon us

Equity Compensation Plans

As of the date of this Report we do not have any equity compensation plan but may adopt one or more in the future.

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OUR EXECUTIVE OFFICERS

The following individuals currently serve as our executive officers. Ages are as of December 31, 2018.

Name	Age	Position

Dominic Colvin	51	Chief Executive Officer, President

John Cassels	71	Chief Financial Officer, Secretary

Andrew Steedman	58	Executive Vice President – Strategic Planning

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We do not have a Compensation Committee but may appoint one in the future. Our Board of Directors currently handles all compensation issues. The Board’s primary objectives in determining executive officer compensation has been to:

•	develop an overall compensation package that is at market levels and thus fosters executive officer retention; and

•	aligning the interests of our executive officers with our stockholders by linking a portion of the compensation package to performance.

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SUMMARY COMPENSATION TABLE

The table below summarizes all compensation awarded to, earned by, or paid to our Chief Executive Officer and our two most highly compensated executive officers at the end of our last fiscal year for all services rendered in all capacities to us during the years during which they served as executive officers. Where a named executive officer is also a director, all compensation relates to such individual’s position as an officer only.

Name and Position	Year	Salary ($)		Bonus ($)	Option awards ($)	All other compensation ($)	Total (S)

Gary Herick, CFO, Secretary (1)	2018	199,300		–	–	–	199,300
	2017	–		–	–	–	–
	2016	92,459	(2)	–	–	–	92,459

Nick Colvin (2)	2018	27,500		–	–	–	27,500

James Samuelson (2)(3)	2018	27,500		–	–	–	27,500

Matthew Nicosia	2018	27,500		–	–	–	27,500

James Smeeding, President (4)	2016	50,000	(5)	–	–	–	50,000

Mathew Sherwood, VP of R&D(4)	2016	50,000	(5)	–	–	–	50,000

___________________

(1)	Mr. Herick resigned as Chief Financial Officer effective February 9, 2015, and was appointed again as our, CEO, President, CFO, Secretary and sole director in April 2016. He resigned all of his positions with us in April 2019.
(2)	Was appointed as a director in April 2018. Mr. Colvin resigned his positions with our Company in November 2018. In February 2019 he was again appointed as our President, CEO and a director.
(3)	Was appointed as a director in April 2018. Mr. Samuelson was appointed as our President and CEO in November 2018 when Mr. Colvin resigned from those positions. He resigned as our President and CEO in February 2019 but remains a director.
(4)	Resigned their positions with our Company in April 2016.
(5)	These balances were accrued and not paid. We intend to engage in discussions with these individuals to settle these obligations.

Further refinement and compensation for officers and directors will be established by the Compensation Committee in the future once this Committee is formed. Since inception such agreements had been established by our Board of Directors.

Employment Agreements

None of our executive officers have an employment agreement with us at this time but it is expected that our executive officers will enter into employment agreements with us in the future.

The Board Recommends that You Vote “FOR”

each of the nominees named in Proposal 1.

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PROPOSAL 2—RATIFICATION OF BF BORGERS, CPA P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed BF Borgers, CPA P.C., as our independent registered public accounting firm for the years ending December 31, 2018 and 2017. A representative of BF Borgers, CPA P.C. is expected to be present at the Meeting, will have an opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of BF Borgers, CPA P.C. to the stockholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our stockholders’ best interests.

Fees Paid to Independent Registered Public Accounting Firms

The following table presents fees for professional audit services rendered by B F Borgers, CPA P.C., our independent auditors, during our fiscal year ended December 31, 2017 and 2018:

	December 31, 2017	December 31, 2018
Audit Fees	$16,250	$135,400
Tax Fees
All Other Fees	–	–
Total	$16,250	$135,400

Audit Fees. Consist of amounts billed for professional services rendered for the audit of our annual financial statements included in our annual reports on Form 10-K for the years ended 2018, 2017, 2016 and 2015 and reviews of our interim financial statements included in our Quarterly Reports on Form 10-Q.

Tax Fees. Consists of amounts billed for professional services rendered for tax return preparation, tax planning and tax advice.

All Other Fees. Consists of amounts billed for services other than those noted above.

The Board Recommends that You Vote “FOR”

the ratification of BF Borgers, CPA P.C.

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Certain Relationships and Related Transactions

Related Party Transactions

During the year ended December 31, 2018 we paid Mr. Herick a total of $121,000 for accrued salary and expenses, plus an additional $50,000 in officer compensation. We also paid each of our directors, including Mr. Herick, a one-time fee of $27,500 for their service to us.

In April 2018, we issued 60,000 shares of our Series A Convertible Preferred Stock at a price of $1.00 per share to our current management, all of whom are accredited investors. Each share of Series A Convertible Preferred Stock is convertible into 1,250 shares of common stock and vote on an as converted basis. The rights and designations of these Preferred Shares include the following:

•	entitles the holder thereof to 1,250 votes on all matters submitted to a vote of the shareholders;

•	The holders of outstanding Series A Convertible Preferred Stock shall only be entitled to receive dividends upon declaration by the Board of Directors of a dividend payable on our Common Stock whereupon the holders of the Series A Convertible Preferred Stock shall receive a dividend on the number of shares of Common Stock in to which each share of Series A Convertible Preferred Stock is convertible;

•	Each Series A Preferred Share is convertible into 1,250 shares of Common Stock; and

•	not redeemable.

As of December 31, 2018, there was $150,000 due to two former directors, which consists of accrued salaries arising out of services provided in 2015 and 2016. We are currently in discussions with these individuals to settle this obligation.

From April 1, 2018 through March 2019 our principal place of business was located at 2 Park Plaza, Suite 1200 – B. Irvine, CA 92614. This space was provided to us by a company to which Mr. Nicosia, one of our directors, serves as Chief Executive Officer. Our monthly rent was $1,000. However, we have not made any rent payments and accrued those amounts as accounts payable.

Effective in March 2019, we changed our principal place of business to Suite 206 1180 Sunset Drive, Kelowna, BC, Canada Z1Y 9W6, which we have rented pursuant to an oral sublease from PLC International Investments Inc, a company owned and controlled by Dominic Colvin, our current CEO, President and a director. This location consists of approximately 500 sq. feet. We pay a monthly rent of $1,500 (CAD). We believe this location will be sufficient for our current business purposes.

SECTION 16(A) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of our voting securities to file reports of ownership and changes in ownership of our equity securities with the Securities and Exchange Commission (“SEC”). Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely upon a review of Section 16(a) reports furnished to us for fiscal year 2018 or written representations that no other reports were required, we believe that all filing requirements under Section 16(a) for fiscal year 2018 were complied with, except that these reports were filed late.

2018 ANNUAL REPORT TO STOCKHOLDERS

A copy of our 2018 Annual Report to Stockholders that includes all financial statements and schedules is available on our website, www.cannapharmarx.com, as well as on the SEC website at www.sec.gov.

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OTHER MATTERS

As of the date of this Proxy Statement the Board does not intend to present any matter for action at the 2019 Annual Meeting of Stockholders other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Meeting, or any adjournment or postponement thereof, it is intended that the holders of the proxies will act in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR

2020 ANNUAL MEETING OF STOCKHOLDERS

To be eligible for inclusion in the proxy materials for the Company’s 2020 Annual Meeting of Stockholders, stockholder proposals must be received at the Company’s principal executive offices, Attention: Corporate Secretary, by December 29, 2019. We will consider written proposals received by that date for inclusion in our proxy statement in accordance with regulations governing the solicitation of proxies. A stockholder who wishes to present a proposal at the Company’s 2020 Annual Meeting of Stockholders, but who does not request that the Company solicit proxies for the proposal, must submit the proposal to the Company’s principal executive offices, Attention: Corporate Secretary, no earlier than December 29, 2019, and no later than January 28, 2020.

Our Corporate Secretary must receive written notice of a stockholder’s intent to make such nomination or nominations at the 2020 Annual Meeting of Stockholders not later than the close of business on January 28, 2020, and not earlier than the close of business on December 29, 2019.

Each notice of a stockholder proposal must set forth:

•	as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•	as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made.

The stockholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination or proposal is made, must set forth:

•	the name and address of such stockholder, as they appear on our books, and of such beneficial owner; and

•	the number of shares of each class of our stock which are owned beneficially and of record by such stockholder and such beneficial owner.

If the Board has determined that directors will be elected at a special meeting of stockholders, any stockholder of the Company who is a stockholder of record both at the time of giving of notice of such meeting and at the time of the special meeting, and who is entitled to vote at the meeting and who complies with the notice procedures in the next sentence may nominate a person for election to the Company’s Board. Such stockholder must deliver a notice containing the information described above to the Corporate Secretary not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

These requirements are separate from the requirements of the SEC that a stockholder must meet to have a proposal included in our proxy statement.

We will also furnish any stockholder a copy of our bylaws without charge upon written request to the Corporate Secretary.

By Order of the Board,

John Cassels
Corporate Secretary

May 1, 2019

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PROXY --- Cannapharmarx, Inc. --- PROXY

The undersigned hereby appoints Dominic Colvin with power of substitution, as proxy to vote the shares of Common and/or Series A Preferred Shares of the undersigned in Cannapharmarx, Inc. at the Annual Meeting of Shareholders to be held at the officer of the Company located at Suite 206, 1180 Sunset Drive, Kelowna, BC, Canada Z1Y 9W6 on Friday, June 21, 2019 at 10:00 am local time and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith. Indicate your vote by an ☑. It is recommended that you vote FOR all items.

Proposals

1.	To elect the following persons as directors of the Company

Dominic Colvin	☐	FOR	☐	AGAINST	☐	ABSTAIN
Matt Nicosia	☐	FOR	☐	AGAINST	☐	ABSTAIN
James Samuelson	☐	FOR	☐	AGAINST	☐	ABSTAIN
Marc R. Bronson	☐	FOR	☐	AGAINST	☐	ABSTAIN
Richard D. Orman	☐	FOR	☐	AGAINST	☐	ABSTAIN

2.	To ratify the appointment of BF Borgers, CPA P.C. as the Company’s independent registered public accountant, to audit the Company’s financial books and records for its fiscal year ending December 31, 2019.

☐	FOR	☐	AGAINST	☐	ABSTAIN

(Please return promptly in the stamped, enclosed envelope.)

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS WHO RECOMMEND VOTING FOR ALL ITEMS. IT WILL BE VOTED AS SPECIFIED. IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS.

_____/_____/_____	________________________________________
Date	Signature

_________________________	________________________________________
No. of Shares	Printed Name

Please sign exactly as name(s) appear on this proxy. If joint account, each joint owner should sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

ADDITIONAL SIGNATURES:	___________________________________________
(if necessary)	Signature

________________________________________
Printed Name

PLEASE DATE AND SIGN THE ACCOMPANYING PROXY CARD AND EITHER MAIL OR EMAIL IT PROMPTLY TO THE STREET OR E-MAIL ADDRESS AS PROVIDED HEREIN. IF BY REGULAR MAIL, PLEASE SEND TO THE ATTENTION OF JOHN CASSELS, SECRETARY, 3600, 888 3rd STREET SW, CALGARY, AB, CANADA T20 5C5, OR 2 PARK PLAZA, SUITE 1200B, IRVINE, CA 92614 OR ELECTRONICALLY TO PROXY@CANNAPHARMARX.COM.